Exhibit 24(a)



      Consent of Independent Certified Public Accounts





The Board of Directors
Fingerhut Companies, Inc.:


We consent to the use of our reports incorporated herein by reference.

Our   report  covering  the  basic  consolidated   financial
statements refers to a change in the method of accounting for long-lived assets in fiscal 1995.




                              KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 30, 1996